UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 1, 2024
National Storage Affiliates Trust
(Exact name of registrant as specified in its charter)

Maryland	001-37351	46-5053858
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
8400 East Prentice Avenue, 9th Floor
Greenwood Village, Colorado 80111
(Address of principal executive offices)
(720) 630-2600
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Shares of Beneficial Interest, $0.01 par value per share	NSA	New York Stock Exchange
Series A Cumulative Redeemable Preferred Shares of Beneficial Interest, par value $0.01 per share	NSA Pr A	New York Stock Exchange
Series B Cumulative Redeemable Preferred Shares of Beneficial Interest, par value $0.01 per share	NSA Pr B	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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Explanatory Note.
On May 1, 2024, National Storage Affiliates Trust (the “Company”) furnished a Current Report on Form 8-K (the “Original 8-K”) that attached its earnings release and supplemental schedules announcing its financial results for the three months ended March 31, 2024. This Current Report on Form 8-K/A (the “8-K/A”) amends the Original 8-K solely for the purpose of correcting a clerical error where same store rental revenue and net operating income for the three months ended September 30, 2023 in supplemental schedules 7 and 8 were inadvertently understated by $3.6 million leading to other related information for the same period and in the same schedules being similarly misreported. Other than the corrections described above in supplemental schedules 7 and 8 discussed in this 8-K/A, no other changes have been made to the Original 8-K or the exhibits furnished therewith.
ITEM 2.02.         Results of Operations and Financial Condition.
The information in Item 8.01 below is incorporated into this Item 2.02 by reference.
ITEM 8.01.         Other Events.
The corrected earnings release and supplemental schedules announcing the Company’s financial results for the three months ended March 31, 2024 is furnished as Exhibit 99.1 to this 8-K/A and is incorporated herein by reference.
ITEM 9.01.         Financial Statements and Exhibits.
The following exhibits are furnished with this report:

Exhibit Number	Description
99.1	Earnings Release and Supplemental Schedules, dated May 1, 2024 (corrected)
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL STORAGE AFFILIATES TRUST

By:	/s/ David G. Cramer
David G. Cramer
President and Chief Executive Officer

Date: May 6, 2024